ADDENDUM TO ESCROW AGREEMENT

     This ADDENDUM TO ESCROW AGREEMENT (the "Addendum") is entered into as of November 22, 1999 by and between INDUSTRIAL RUBBER INNOVATIONS, INC., a Florida corporation ("Seller"), on the one hand, RICARDO REQUENA ("Requena"), STRATTON, S.A. ("Stratton"), EMERALD CORP., ("Emerald"), M. DOLORES LONGO ("Longo"), MICHAEL MILLER ("Mike Miller"), ROBERT MILLER ("Robert Miller"), and DALE PARUK ("Paruk), on the other hand (each of Requena, Stratton, Emerald, Longo, Mike Miller, Robert Miller and Paruk shall be referred to as a "Purchaser" and collectively as the "Purchasers"), COVICTORY CAPITAL LTD. ("Covictory") and MRC LEGAL SERVICES CORPORATION, a California corporation, as escrow agent ("Escrow Agent").

                                 R E C I T A L S

     A. WHEREAS, Seller, Requena, Stratton, Emerald, Longo, Covictory, and Escrow Agent are parties to that certain Escrow Agreement entered into as of July 28, 1999 (the "Escrow Agreement");

     B. WHEREAS, the parties to the Escrow Agreement desire to execute this Addendum, and Mike Miller, Robert Miller and Paruk desire to become a party to the Escrow Agreement by their execution of this Addendum;

     NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. The Parties hereby agree that, upon receipt of an aggregate of 1,519,000 shares of freely-trading common stock of Seller by the Escrow Agent, said shares to be delivered by any of the parties named herein along with sufficient stock powers or other documentation necessary to transfer said shares, to be sold and transferred by Escrow Agent at the direction of Escrow Agent without further restriction, Escrow Agent shall provide notice to Savant of a change in ownership of the entire Savant Interest and the Debenture to whatever party or parties is so designated to Escrow Agent by Robert Miller. Upon receipt of the 1,519,000 shares referenced herein by Escrow Agent, the delivery of notice to Savant as provided for herein, and the subsuent sale of all the shares by Escrow Agent, the Escrow Agreement and the obligations of the parties thereunder shall terminate.

          A. The Parties further agree that upon receipt of the 1,519,000 shares referenced herein, Seller shall pay the sum of $25,000 to Robert Miller as partial repayment of $25,000 in proceeds loaned to Seller. Both Seller and Robert Miller acknowledge that there have been additional amounts loaned to Seller which are not satisfied by the repayment discussed herein.

     2. Other than as set forth in this Addendum, the terms and conditions of the Escrow Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.


"PURCHASERS"

/s/ Ricardo Requena                            /s/ M. Dolores Longo
_____________________________                  _____________________________
Ricardo  Requena                               M.  Dolores  Longo




Stratton  S.A.                                   Emerald  Corp.

/s/ Alejandra Fernandez                        /s/ Blanca de Longo
_____________________________                    _____________________________
By:     Alejandra Fernandez                   By:     Blanca  de  Longo
Its:     President                            Its:     Director


/s/ Michael Miller                             /s/ Robert Miller
Michael Miller                                 Robert Miller


/s/ Dale Paruk

"SELLER"                                               "COVICTORY"


Industrial  Rubber  Innovations,  Inc.            Covictory Capital Ltd.

/s/ David Foran                                  /s/ Robert Miller
_____________________________                    _____________________________
By:     David Foran                               By:     Robert  Miller
Its:    Acting President                              Its:     President


/s/ David Foran
By:  David Foran                                      "ESCROW  AGENT"
Its:  Director

                                               MRC  Legal  Services  Corporation

/s/ Steven Tieu                               /s/ M. Richard Cutler
By:  Steven Tieu                              _________________________________
                                              By:     M.  Richard  Cutler
                                              Its:     President